Exhibit 10.31

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into and effective as of March 12, 2009 among FIG LLC (f/k/a FORTRESS INVESTMENT GROUP LLC), a Delaware limited liability company (the “Borrower”), certain Subsidiaries and Affiliates of the Borrower (the “Guarantors”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are party to that certain Third Amended and Restated Credit Agreement dated as of May 29, 2008 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested an amendment to the Credit Agreement as described below; and

WHEREAS, the Required Lenders are willing to agree to such amendment, subject to the terms set forth herein as more fully set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, from and after the date hereof, the Credit Agreement is hereby amended as follows:

(a) Section 2.04(b)(ii) of the Credit Agreement is hereby amended by inserting the following new clause (D) immediately after clause (C) thereof:

(ii) (D) Audit Opinion. If on or before May 30, 2009 the Borrower has not delivered to the Administrative Agent an audit opinion with respect to Eurocastle for the fiscal year ended December 31, 2008 that is not subject to any “going concern” or any like qualification or exception as required pursuant to Section 7.01(a)(ii), then on or before June 2, 2009 the Borrower shall prepay Term Loans in an amount equal to $25,000,000 (it being understood and agreed that any prepayment made pursuant to this Section 2.04(b)(ii)(D) shall not reduce any regularly scheduled payment of principal of the Delayed Draw Term Loan required pursuant to the terms of Section 2.06(b)). Any prepayment pursuant to this clause (ii)(D) shall be applied as set forth in clause (iii) below.

(b) Section 2.04(b)(iii) is hereby amended by inserting “and Section 2.04(b)(ii)(D)” immediately after the reference to “Section 2.04(b)(ii)(C)” in clause C thereof.

(c) Section 7.01(a)(ii) of the Credit Agreement is amended by deleting the existing period at the end of such section and adding a proviso at the end of such section to read as follows:

;provided, however, the requirement that each such opinion not be subject to any “going concern” or any like qualification or exception as to the scope of such audit shall not be applicable with respect to the financial statements of Eurocastle solely for the fiscal year ended December 31, 2008.

2. Effectiveness; Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions:

(a) Receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders; and

(b) No Default or Event of Default shall exist or be continuing.

3. Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each of the Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (including, without limitation, the indemnity obligations and guaranty obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document.

4. Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ organizational documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.

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5. Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except to the extent a representation and warranty specifically refers to an earlier date and then as of such earlier date), (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default and (c) the Collateral Documents continue to create a valid perfected security interest in the Collateral prior to all Liens other than Permitted Liens.

6 Release. In consideration of the Administrative Agent and the Required Lenders entering into this Amendment on behalf of the Lenders, the Loan Parties hereby release the Administrative Agent, the L/C Issuer, each of the Lenders, and the Administrative Agent’s, the L/C Issuer’s and each of the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or electronic transmission of a “PDF” copy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	FIG LLC,
a Delaware limited liability company
(formerly known as Fortress Investment Group LLC)

	By:	/s/ Dan Bass
	Name:	Daniel Bass
	Title:	Chief Financial Officer

GUARANTORS:	FORTRESS OPERATING ENTITY I LP,
a Delaware limited partnership
(formerly known as Fortress Investment Holdings LLC)

	By:	FIG Corp, its General Partner

	By:	/s/ Dan Bass
	Name:	Daniel Bass
	Title:	Chief Financial Officer

FORTRESS OPERATING ENTITY II LP,
a Delaware limited partnership
(formerly known as Fortress Principal Investment Holdings II LLC)

	By:	FIG Corp, its General Partner

	By:	/s/ Dan Bass
	Name:	Daniel Bass
	Title:	Chief Financial Officer

FORTRESS OPERATING ENTITY III LP,
a Delaware limited partnership
(formerly known as FIG Partners Pool (P) LLC)

	By:	FIG Corp, its General Partner

	By:	/s/ Dan Bass
	Name:	Daniel Bass
	Title:	Chief Financial Officer

PRINCIPAL HOLDINGS I LP,
a Delaware limited partnership
(formerly known as Fortress Principal Investment Holdings III LLC)

	By:	FIG Asset Co. LLC, its General Partner

	By:	/s/ Dan Bass
	Name:	Daniel Bass
	Title:	Chief Financial Officer

FIG LLC

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

FORTRESS PRINCIPAL INVESTMENT HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Dan Bass
Name:	Daniel Bass
Title:	Chief Financial Officer

FORTRESS PRINCIPAL INVESTMENT GROUP LLC, a Delaware limited liability company

By:	/s/ Dan Bass
Name:	Daniel Bass
Title:	Chief Financial Officer

FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC, a Delaware limited liability company

By:	/s/ Dan Bass
Name:	Daniel Bass
Title:	Chief Financial Officer

FORTRESS INVESTMENT FUND GP (HOLDINGS) LLC, a Delaware limited liability company

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FIG PARTNERS POOL (A) LLC, a Delaware limited liability company

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FIG PARTNERS POOL (P2) LLC, a Delaware limited liability company

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FIG LLC

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Sheri Starbuck
	Name:	Sheri Starbuck
	Title:	Vice President

FIG LLC

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A., as a Lender and L/C Issuer

	By:	/s/ Joshua A. Podietz
	Name:	Joshua A. Podietz
	Title:	Senior Vice President

FIG LLC

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

CITIBANK, N.A.

By:	/s/ Alexander F. Duka
Name:	Alexander F. Duka
Title:	Managing Director/Senior Credit Officer

FIG LLC

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

WELLS FARGO BANK, N.A.

By:	/s/ Derek Flowers
Name:	Derek Flowers
Title:	Senior Vice President

FIG LLC

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

FIG LLC

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

FIG LLC

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

LEHMAN COMMERCIAL PAPER, INC.

By:
Name:
Title:

FIG LLC

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:	/s/ Andrew Caditz
Name:	Andrew Caditz
Title:	Authorized Signatory

FIG LLC

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

ING CAPITAL LLC

By:
Name:
Title:

FIG LLC

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT